SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 22, 2005

MIVA, Inc.
(Exact Name of Registrant as specified in its charter)

Delaware	0-30428	88-0348835
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

5220 Summerlin Commons Boulevard
Fort Myers, Florida 33907
(239) 561-7229
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On June 22, 2005, MIVA, Inc. issued a press release entitled “MIVA Appoints Larry Weber to Board of Directors” in connection with the election of Mr. Weber on June 21, 2005 as a director of MIVA, Inc. by resolution of MIVA, Inc.’s board of directors. A copy of the press release is attached hereto as Exhibit 99.1. With the addition of Mr. Weber, MIVA, Inc. now has nine members on its board.

     The board of directors has determined that Mr. Weber is “independent” for purposes of NASD Rule 4200(a)(15).

Item 9.01. Financial Statements and Exhibits.

     (c)      Exhibits

      Exhibit No.                    Description

99.1	Press Release, dated June 22, 2005, entitled “MIVA Appoints Larry Weber to Board of Directors.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIVA, Inc.

Date: June 22, 2005	By: /s/ Craig A. Pisaris-Henderson
Craig A. Pisaris-Henderson Chairman and Chief Executive Officer

EXHIBIT INDEX

      Exhibit No.                    Description

99.1	Press Release, dated June 22, 2005, entitled “MIVA Appoints Larry Weber to Board of Directors.”